UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2000

SEARS, ROEBUCK AND CO.

 (Exact name of registrant as specified in charter)

 New York
(State of Organization)

 1-416
(Commission File Number)

 36-1750680
(IRS Employer
Identification No.)

 3333 Beverly Road
Hoffman Estates, Illinois
(Address of principal
executive offices)

60179
(Zip Code)

Registrant's Telephone Number, including area code: (847) 286-2500

Former name, former address and former fiscal year, if changed since last report:  Not Applicable

Item 5.     Other Events

On September 10, 2000, the Registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Sears Roebuck and Co.
(Registrant)

By:

 /s/Jeffrey N. Boyer
 Jeffrey N. Boyer
Chief Financial Officer

Date: September 15, 2000

EXHIBIT INDEX

Exhibit No.

  Sears, Roebuck and Co. press release dated September 10, 2000.